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                                                                     Exhibit 4.1

                       INCORPORATED UNDER THE LAWS OF THE
                                STATE OF NEVADA

          Number                    [LOGO]                     Shares
         Specimen                                             Specimen
                                                           CUSIP NO. 68555U 10 9

                            Orbis Development, Inc.
       25,000,000 AUTHORIZED SHARES    $.001 PAR VALUE     NON-ASSESSABLE

THIS CERTIFIES THAT  [SPECIMEN]

IS THE REGISTERED HOLDER OF

SHARES OF                   ORBIS DEVELOPMENT, INC.                 COMMON STOCK

TRANSFERABLE ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE IS NOT VALID UNTIL COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTERED BY THE REGISTRAR.

     WITNESS THE FACSIMILE SEAL OF THE CORPORATION AND THE FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

                                                    COUNTERSIGNED AND REGISTERED
DATED:                            OTC STOCK TRANSFER INC. (SALT LAKE CITY, UTAH)
                              BY                    TRANSFER AGENT AND REGISTRAR
                                                    AUTHORIZED SIGNATURE

/s/ David A. Stover        [ORBIS DEVELOPMENT, INC.        /S/ William G. Isetta
      SECRETARY                CORPORATE SEAL]                   PRESIDENT



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The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM - as tenants in common       UNIF GIFT MIN ACT - _____ Custodian _____
                                                         (Cust)         (Minor)
TEN ENT - as tenants by the entireties                   under Uniform Gifts to
                                                         Minors Act ____________
JT TEN - as joint tenants with right of                             (State)
         survivorship and not as tenants
         in common

    Additional abbreviations may also be used though not in the above list.

For Value Received, ______________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
_____________________________________
/                                    /
/                                    /
/                                    /
/                                    /
/____________________________________/


________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________


________________________________________________________________________________


__________________________________________________________________________Shares

of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ______________________________________

  ______________________________________________________________________________
  NOTICE: SIGNATURE MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A BANK, BROKER OR ANY OTHER ELIGIBLE GUARANTOR INSTITUTION THAT IS AUTHORIZED TO DO SO UNDER THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM (STAMP) UNDER RULES PROMULGATED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION.